Exhibit 99.2

| Page —
| Quarter Highlights 3 Investor Information 4 Equity Research Coverage 5 Financial and Operating Highlights 6 Capitalization Summary 7 Portfolio Summary 8 Consolidated Balance Sheets 9 Consolidated Statements of Income 10 FFO and AFFO 11 Reconciliation of EBITDA and AFFO 12 Reconciliation of Net Operating Income 13 Interest Coverage Ratios 14 Fixed Charge Coverage Ratios 15 Debt Summary 16 Debt Maturities 17 Common and Preferred Stock Data 18 | Page —
| Portfolio Summary 19 Property Listing — Consolidated Portfolio 20-21 Repositioning and Redevelopment 22 Development and Land Parcels 23 Property Listing — Unconsolidated Partnerships 24 Lease Expirations 25 Expirations by Market 26 10 Largest Tenants 27 Same Property Analysis 28 Acquisitions 29 Dispositions and Properties Held for Sale 30 Leasing Activity 31 Tenant Improvements and Leasing Commissions 32 Non-GAAP Financial Measure Definitions 33 Property Definitions 34
This Supplemental Operating and Financial Data package contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, you should exercise caution in interpreting and relying on these statements as they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond the company’s control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, competition from other developers, owners and operators of real estate, adverse economic or real estate developments in the life science industry or the company’s target markets, the uncertainty of real estate development and acquisition activity, the ability to complete or integrate acquisitions and developments successfully, the availability and terms of financing and the use of debt to fund acquisitions and developments, the effect of local economic and market conditions, regulatory and tax law changes and other risks and uncertainties detailed from time to time in the company’s filings with the Securities and Exchange Commission, including the company’s most recent annual report on Form 10-K and quarterly reports on Form 10-Q. The company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
All dollar amounts shown in this report are unaudited.
This Supplemental Operating and Financial Data package is not an offer to sell or solicitation to buy securities of BioMed Realty Trust, Inc. Any offers to sell or solicitations to buy securities of BioMed Realty Trust, Inc. shall be made only by means of a prospectus approved for that purpose.

BioMed Realty Trust, Inc.
Providing Real Estate to the Life Science Industry™

QUARTER HIGHLIGHTS
JUNE 30, 2007

- Quarterly total revenues increased 40.2% to $68.4 million from $48.8 million in the second quarter 2006

- Quarterly funds from operations (FFO) per diluted share increased 22.0% to $0.50 per share versus the second quarter 2006

- Total assets increased 60.2% to $2.9 billion from June 30, 2006

- Completed the formation of a joint venture with Prudential Real Estate Investors (PREI)
  - The joint venture simultaneously acquired a portfolio of properties including approximately 600,000 square feet of life science space recently completed or under construction, and land that can support approximately 266,000 square feet of laboratory and office space, in Cambridge, Massachusetts

- Acquired two additional properties for total consideration of $65.1 million, excluding closing costs, which includes three office/laboratory buildings in San Diego, California comprising 112,000 square feet and a 51,181 square foot office/laboratory building in Rockville, Maryland

- Disposed of the Colorow Drive property in Salt Lake City, Utah for gross proceeds of $20.0 million, resulting in a gain of approximately $1.1 million

- Entered into a new ten-year lease with The Macroflux Corporation for 55,588 square feet after terminating an existing lease at our Ardentech Court property in the Newark/Fremont submarket of San Francisco, California

About BioMed Realty Trust

BioMed Realty Trust, Inc. is a real estate investment trust (REIT) focused on Providing Real Estate to the Life Science Industry™. The company's tenants primarily include biotechnology and pharmaceutical companies, scientific research institutions, government agencies and other entities involved in the life science industry. BioMed Realty Trust owns or has interests in 67 properties, representing 101 buildings with approximately 8.4 million rentable square feet, as well as approximately 1.7 million square feet of development in progress. These properties are located predominantly in the major U.S. life science markets of Boston, San Diego, San Francisco, Seattle, Maryland, Pennsylvania and New York/New Jersey, which have well-established reputations as centers for scientific research. Additional information is available at www.biomedrealty.com.

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Company Information —— —— — Corporate Headquarters Trading Symbols Transfer Agent Stock Exchange Listing 17140 Bernardo Center Drive, Suite 222 BMR The Bank of New York Mellon New York Stock Exchange San Diego, CA 92128 BMRPrA 101 Barclay Street, 11E (858) 485.9840 New York, NY 10286 (858) 485.9843 (fax) (212) 815.3782 Please visit our corporate website at: www.biomedrealty.com — Board of Directors —— —— — Alan D. Gold Barbara R. Cambon Mark J. Riedy, Ph.D. M. Faye Wilson Chairman Gary A. Kreitzer Edward A. Dennis, Ph.D. Theodore D. Roth Executive Officers —— —— — Alan D. Gold John F. Wilson, II R. Kent Griffin, Jr. President and Chief Executive Officer Executive Vice President Chief Financial Officer Gary A. Kreitzer Matthew G. McDevitt Executive Vice President, Regional Executive Vice President General Counsel, and Secretary 2007 Tentative Schedule for Quarterly Results —— —— — Third Quarter Early November 2007 Fourth Quarter February 2008

AG Edwards David L. AuBuchon (314) 955.5452
Credit Suisse John J. Stewart / Michael Gorman (212) 538.3183 / (212) 538.4357
Friedman Billings Ramsey Wilkes Graham / Matt Konrad (703) 312.9737 / (703) 312.9731
KeyBanc Capital Markets Jordan Sadler / Craig Mailman (917) 368.2280 / (917) 368.2316
Merrill Lynch Christopher Pike/ John C. Clowney (212) 449.1153 / (212) 449.1128
Morgan Stanley David S. Cohen / Jacklyn Y. Wang (212) 761.8564 / (212) 761.7079
Raymond James Paul D. Puryear / Ken Avalos (727) 567.2253 / (727) 567.2660
Robert W. Baird & Co. David Loeb / Andrew J. Wittmann (414) 765.7063 / (414) 298.1898
Stifel, Nicolaus & Company, Inc. John W. Guinee / Michael C. Hudgins (410) 454.5520 / (410) 454.4830
Wachovia Securities Christopher Haley / Brendan Maiorana (443) 263.6773 / (443) 263.6516

BMR BioMed Realty Trust, Inc.
Providing Real Estate to the Life Science Industry™

FINANCIAL AND OPERATING HIGHLIGHTS
JUNE 30, 2007

(In thousands, except per share and ratio amounts)

	As of or for the three months ended				
	6/30/07	3/31/07	12/31/06	9/30/06	6/30/06
Selected Operating Data					
Total revenues	$ 68,429	$ 68,798	$ 62,978	$ 63,837	$ 48,790
EBITDA (1)	41,375	40,312	41,812	42,796	31,145
Adjusted EBITDA (1)	46,316	45,221	42,345	43,295	31,501
General and administrative expense	5,364	5,343	4,923	4,609	4,206
Interest expense	7,117	6,852	10,288	13,346	9,253
Capitalized interest	13,480	12,260	6,329	714	335
Operating margins (2)	71.7%	70.3%	73.7%	73.8%	71.1%
Operating expense recoveries (2)	85.1%	86.8%	86.3%	87.6%	90.4%
General and administrative expense / Total revenues	7.8%	7.8%	7.8%	7.2%	8.6%
Net income available to common stockholders	14,172	16,049	12,589	10,812	7,158
Net income per share - diluted	$ 0.20	$ 0.24	$ 0.19	$ 0.17	$ 0.13
FFO (3)	33,804	34,175	32,079	29,964	22,294
FFO per share - diluted (3)	$ 0.50	$ 0.50	$ 0.47	$ 0.47	$ 0.41
AFFO (3)	30,843	30,974	27,779	26,274	19,756
Coverage Ratios (4)					
Interest coverage with capitalized interest	2.3	2.4	2.6	3.1	3.2
Interest coverage excluding capitalized interest	6.6	6.7	4.2	3.2	3.3
Fixed charge coverage with capitalized interest	1.8	1.8	2.4	2.8	2.8
Fixed charge coverage excluding capitalized interest	3.6	3.6	3.7	2.9	2.9
Dividend per share - common stock	$ 0.31	$ 0.31	$ 0.29	$ 0.29	$ 0.29
FFO payout	62.0%	62.0%	61.7%	61.7%	70.7%
AFFO payout	68.9%	68.9%	70.7%	70.7%	80.6%

(1) For a definition and discussion of EBITDA, and Adjusted EBITDA, see page 33. For a quantitative reconciliation of the differences between EBITDA and net income, see page 12.
(2) See page 13 for detail.
(3) For a definition and discussion of FFO/AFFO, see page 33. For a quantitative reconciliation of the differences between FFO/AFFO and net income, see page 11.
For a quantitative reconciliation of the differences between AFFO and cash flows provided by operating activities, see page 12.
(4) For a discussion of coverage ratios, see page 33. See pages 14 and 15 for detail.

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(In thousands, except per share and ratio amounts) 6/30/07 3/31/07 12/31/06 9/30/06 6/30/06 —— —— —— —— — Capitalization Total common shares outstanding 65,463 65,455 65,426 65,493 57,229 Total units outstanding 3,296 3,284 3,014 2,864 2,864 —— —— —— —— — Total common shares and units outstanding 68,759 68,739 68,440 68,357 60,093 Common share price at quarter end $ 25.12 $ 26.30 $ 28.60 $ 30.34 $ 29.94 —— —— —— —— — Equity value at quarter end (1) $ 1,727,229 $ 1,807,836 $ 1,957,384 $ 2,073,951 $ 1,799,184 Preferred stock at liquidation value 230,000 230,000 — — — Consolidated debt 1,312,743 1,214,336 1,343,356 814,407 705,202 —— —— —— —— — Total capitalization $ 3,269,972 $ 3,252,172 $ 3,300,740 $ 2,888,358 $ 2,504,386 ============ ============ ============ ============ ============ Debt / Total assets 45.3% 43.5% 49.9% 38.1% 39.0% Debt / Total capitalization 40.2% 37.3% 40.7% 28.2% 28.2% Total consolidated debt Fixed rate debt / Total debt 43.8% 47.5% 43.1% 69.3% 34.7% Adjusted fixed rate debt / Total debt (2) 89.9% 94.8% 83.0% 100.0% 70.1% Total consolidated and share of unconsolidated partnership debt Fixed rate debt / Total debt 40.9% 47.6% 43.2% 69.4% 34.9% Adjusted fixed rate debt / Total debt (2) 84.3% 94.8% 83.0% 100.0% 70.2%
(1) Assumes conversion of 100% of the operating partnership and long term incentive plan units into shares of common stock.
(2) Includes the effect of interest rate swap agreements.

BIOMED REALTY TRUST, INC.
Providing Real Estate to the Life Science Industry™

PORTFOLIO SUMMARY
JUNE 30, 2007

	Consolidated Portfolio			Unconsolidated Partnership Portfolio (1)			Total Portfolio		
	Properties	Rentable Square Feet	Percent Leased	Properties	Rentable Square Feet	Percent Leased	Properties	Rentable Square Feet	Percent Leased
Stabilized properties (2)	39	5,126,056	99.1%	4	257,308	100.0%	43	5,383,364	99.1%
Lease up properties (2)	11	1,054,799	49.5%	2	284,706	25.9%	13	1,339,505	44.5%
Total operating portfolio	50	6,180,855	90.6%	6	542,014	61.1%	56	6,722,869	88.2%
Repositioning and redevelopment properties (3)	5	1,751,527	36.5%	—	—	n/a	5	1,751,527	36.5%
Total current portfolio	55	7,932,382	78.7%	6	542,014	61.1%	61	8,474,396	77.5%
Construction in progress (4)	3	1,241,000	67.8%	2	420,000	0.0%	5	1,661,000	50.6%
Land parcels (4)	n/a	1,202,000	n/a	2	266,000	n/a	2	1,468,000	n/a
Total proforma portfolio (5)	58	10,375,382	77.2%	10	1,228,014	34.4%	68	11,603,396	72.7%

	6/30/07	3/31/07	12/31/06	9/30/06	6/30/06
Consolidated Portfolio					
Properties	58	56	55	51	46
Buildings	95	92	91	88	70
Tenants	105	105	106	97	93
Percent leased	78.7%	78.6%	79.8%	91.4%	89.2%
Weighted average remaining lease term (years)	7.8	7.8	7.7	6.9	8.7
Total Portfolio					
Properties	68	57	56	52	47
Buildings	102	93	92	89	71
Tenants	114	106	107	98	94
Percent leased	77.5%	78.8%	80.0%	92.4%	91.4%
Weighted average remaining lease term (years)	7.7	7.8	7.7	6.9	8.7

(1) Includes 72,863 rentable square feet of McKellar Court (21%) and 469,151 rentable square feet of PREI joint venture properties (20%). See page 24 for investment dates.
(2) See pages 20-21 for detail of consolidated portfolio, page 24 for detail of the unconsolidated partnership portfolio, and page 34 for definitions of terms.
(3) See page 22 for detail of consolidated portfolio, page 24 for detail of the unconsolidated partnership portfolio, and page 34 for definitions of terms.
(4) See page 23 for detail of consolidated portfolio, page 24 for detail of the unconsolidated partnership portfolio, and page 34 for definitions of terms.
(5) Percent leased excludes land parcels.

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Unconsolidated Consolidated Portfolio Partnership Portfolio (1) Total Portfolio Rentable Percent Rentable Percent Rentable Percent Properties Square Feet Leased Properties Square Feet Leased Properties &nbs p; Square Feet Leased
Investments in real estate, net $2,618,590 $2,536,428 $2,457,538 $1,894,489 $1,589,788
Investment in unconsolidated partnerships 20,425 2,429 2,436 2,445 2,454
Cash and cash equivalents 20,382 18,711 25,664 47,318 23,093
Restricted cash 9,203 6,912 6,426 6,100 5,249
Accounts receivable, net 3,952 4,669 5,985 4,616 2,981
Accrued straight-line rents, net 27,842 24,348 20,446 16,576 12,855
Acquired above market leases, net 6,933 6,899 7,551 8,018 8,625
Deferred leasing costs, net 121,308 127,409 129,322 127,141 126,549
Deferred loan costs, net 15,132 16,289 17,608 12,001 6,282
Prepaid expenses 1,633 3,842 3,627 5,981 2,362
Other assets 49,581 41,772 16,039 14,661 26,714
Total assets $2,894,981 $2,789,708 $2,692,642 $2,139,346 $1,806,952
Liabilities and Stockholders’ Equity
Liabilities:
Mortgage notes payable, net $ 399,522 $ 401,680 $ 403,836 $ 389,407 $ 244,402
Secured construction loan 356,071 324,796 286,355 — — Secured term loan 250,000 250,000 250,000 250,000 250,000
Exchangeable senior notes 175,000 175,000 175,000 175,000 — Secured bridge loan — — — — 150,000
Unsecured line of credit 132,150 62,860 228,165 — 60,800
Security deposits 6,883 6,762 7,704 6,556 7,264
Dividends and distributions payable 25,509 25,503 19,847 19,823 17,427
Accounts payable, accrued expenses, and other liabilities 58,588 65,061 62,602 34,565 23,611
Acquired below market leases, net 24,910 24,994 25,101 26,312 27,529
Total liabilities 1,428,633 1,336,656 1,458,610 901,663 781,033
Minority interests 18,873 19,179 19,319 19,596 19,907
Stockholders’ equity:
Preferred stock 222,413 222,413 — — — Common stock 655 654 654 655 571
Additional paid-in capital 1,274,820 1,273,362 1,272,243 1,271,213 1,045,831
Accumulated other comprehensive income 26,551 8,287 8,417 6,435 11,646
Dividends in excess of earnings (76,964) (70,843) (66,601) (60,216) (52,036)
Total stockholders’ equity 1,447,475 1,433,873 1,214,713 1,218,087 1,006,012
Total liabilities and stockholders’ equity $2,894,981 $2,789,708 $2,692,642 $2,139,346 $1,806,952

CONSOLIDATED BALANCE SHEETS JUNE 30, 2007
6/30/07 3/31/07 12/31/06 9/30/06 6/30/06 Assets
CONSOLIDATED STATEMENTS OF INCOME
JUNE 30, 2007
(In thousands, except share and per share data) Three Months Ended 6/30/07 3/31/07 12/31/06 9/30/06 6/30/06 Revenues: Rental $ 49,460 $ 47,508 $ 48,680 $ 49,196 $ 35,995 Tenant recoveries 15,670 16,510 14,290 14,632 12,731 Other income 3,299 4,780 8 9 64 Total revenues 68,429 68,798 62,978 63,837 48,790 Expenses: Rental operations 12,880 13,115 10,594 11,029 9,547 Real estate taxes 5,543 5,916 5,968 5,681 4,536 Depreciation and amortization 19,637 17,254 18,778 18,482 14,577 General and administrative 5,364 5,343 4,923 4,609 4,206 Total expenses 43,424 41,628 40,263 39,801 32,866 Income from operations 25,005 27,170 22,715 24,036 15,924 Equity in net (loss) / income of unconsolidated partnerships (454) 22 21 20 22 Interest income 339 231 288 218 435 Interest expense (7,117) (6,852) (10,288) (13,346) (9,253) Income from continuing operations before minority interests 17,773 20,571 12,736 10,928 7,128 Minority interests in continuing operations of consolidated partnerships (113) — 22 15 46 Minority interests in continuing operations of operating partnership (577) (699) (539) (497) (381) Income from continuing operations 17,083 19,872 12,219 10,446 6,793 Income from discontinued operations before gain on sale of assets and minority interests 252 387 386 383 386 Gain on sale of real estate assets 1,088 — — — — Minority interest attributable to discontinued operations (57) (16) (16) (17) (21) Income from discontinued operations 1,283 371 370 366 365 Net income 18,366 20,243 12,589 10,812 7,158 Preferred stock dividends (4,194) (4,194) — — — Net income available to common stockholders $ 14,172 $ 16,049 $ 12,589 $ 10,812 $ 7,158 Income from continuing operations per share available to common stockholders: Basic earnings per share $ 0.20 $ 0.24 $ 0.19 $ 0.17 $ 0.13 Diluted earnings per share $ 0.20 $ 0.24 $ 0.19 $ 0.17 $ 0.13 Net income per share available to common stockholders: Basic earnings per share $ 0.22 $ 0.25 $ 0.19 $ 0.18 $ 0.14 Diluted earnings per share $ 0.22 $ 0.25 $ 0.19 $ 0.18 $ 0.14 Weighted-average common shares outstanding: Basic 65,298,747 65,289,950 65,151,884 60,477,672 51,394,117 Diluted 68,269,656 68,231,124 68,218,566 63,646,647 54,534,393

BioMed Realty Trust, Inc.
Providing Real Estate to the Life Science Industry™

FFO (1) AND AFFO (1) (2)
JUNE 30, 2007

(In thousands, except per share and ratio amounts)

	Three Months Ended				
	6/30/07	3/31/07	12/31/06	9/30/06	6/30/06
Reconciliation of net income to funds from operations:					
Net income available to common stockholders	$ 14,172	$ 16,049	$ 12,589	$ 10,812	$ 7,158
Adjustments:					
Gain on sale of real estate assets	(1,088)	—	—	—	—
Minority interests in operating partnership	634	715	555	514	402
Depreciation & amortization - continuing operations	19,637	17,254	18,778	18,481	14,577
Depreciation & amortization - discontinued operations	91	137	137	137	137
Depreciation & amortization - unconsolidated partnerships	358	20	20	20	20
Funds from operations (FFO)	$ 33,804	$ 34,175	$ 32,079	$ 29,964	$ 22,294
FFO per share - diluted	$ 0.50	$ 0.50	$ 0.47	$ 0.47	$ 0.41
Dividends and distributions declared per common share	$ 0.31	$ 0.31	$ 0.29	$ 0.29	$ 0.29
FFO payout ratio (3)	62.0%	62.0%	61.7%	61.7%	70.7%
Reconciliation of funds from operations to adjusted funds from operations:					
Funds from operations	$ 33,804	$ 34,175	$ 32,079	$ 29,964	$ 22,294
Adjustments:					
Master lease receipts (4)	232	232	272	—	155
Second generation capital expenditures	(301)	(300)	(1,590)	(431)	(527)
Amortization of deferred loan costs	900	393	966	603	379
Amortization of fair value of debt acquired	(231)	(206)	(619)	(618)	(615)
Non-cash equity compensation	1,458	1,119	1,133	1,074	1,027
Straight line rents	(3,936)	(3,902)	(3,870)	(3,721)	(2,383)
Fair value lease revenue	(1,083)	(537)	(592)	(597)	(574)
Adjusted funds from operations (AFFO)	$ 30,843	$ 30,974	$ 27,779	$ 26,274	$ 19,756
Dividends and distributions declared per common share	$ 0.31	$ 0.31	$ 0.29	$ 0.29	$ 0.29
AFFO payout ratio (5)	68.9%	68.9%	70.7%	70.7%	80.6%

(1) For a definition and discussion of FFO and AFFO, see page 33.
(2) For a quantitative reconciliation of the differences between AFFO and cash flows provided by operating activities, see page 12.
(3) Calculated as dividends and distributions declared per common share divided by FFO per share - diluted.
(4) Revenues earned and received per the terms of master lease agreements that for GAAP purposes are not included in rental revenues, but as a reduction to assets.
(5) Calculated as dividends and distributions declared per common share divided by AFFO per share - diluted.

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RECONCILIATION OF EBITDA (1) AND AFFO (2) JUNE 30, 2007
(In thousands) Three Months Ended 6/30/07 3/31/07 12/31/06 9/30/06 6/30/06 Reconciliation of net income to earnings before interest, taxes, depreciation and amortization (EBITDA): Net income available to common stockholders $ 14,172 $16,049 $12,589 $10,812 $ 7,158 Interest expense 7,117 6,852 10,288 13,346 9,253 Depreciation & amortization — continuing operations 19,637 17,254 18,778 18,481 14,577 Depreciation & amortization — discontinued operations 91 137 137 137 137 Depreciation & amortization — unconsolidated partnerships 358 20 20 20 20 EBITDA 41,375 40,312 41,812 42,796 31,145
Minority interests 747 715 533 499 356 Preferred dividends 4,194 4,194 — — — Adjusted EBITDA $ 46,316 $45,221 $42,345 $43,295 $ 31,501 Reconciliation of cash flows provided by operating activities to adjusted funds from operations (AFFO): Cash flows provided by operating activities $ 27,955 $23,118 $ 8,635 $26,959 $ 44,747 Changes in other assets and liabilities 2,656 7,624 18,872 (685) (25,146) Master lease receipts 232 232 272 — 155 AFFO $ 30,843 $30,974 $27,779 $26,274 $ 19,756
(1) For a definition and discussion of EBITDA and Adjusted EBITDA, see page 33. (2) For a definition and discussion of AFFO, see page 33.

BioMed Realty Trust, Inc.
Providing Real Estate to the Life Science Industry™

RECONCILIATION OF NET OPERATING INCOME (1)
JUNE 30, 2007

(Dollars in thousands)

	Three Months Ended				
	6/30/07	3/31/07	12/31/06	9/30/06	6/30/06
Net income	$ 18,366	$ 20,243	$ 12,589	$ 10,812	$ 7,158
Income from discontinued operations	(1,283)	(371)	(370)	(366)	(365)
Minority interests from continuing operations	690	699	517	482	335
Net loss / (income) from unconsolidated partnerships	454	(22)	(21)	(20)	(22)
Interest expense	7,117	6,852	10,288	13,346	9,253
Interest income	(339)	(231)	(288)	(218)	(435)
Income from operations	25,005	27,170	22,715	24,036	15,924
Depreciation and amortization expenses	19,637	17,254	18,778	18,482	14,577
General and administrative expenses	5,364	5,343	4,923	4,609	4,206
Consolidated net operating income	$ 50,006	$ 49,767	$ 46,416	$ 47,127	$ 34,707
Revenues:					
Rental	$ 49,460	$ 47,508	$ 48,680	$ 49,196	$ 35,995
Tenant recoveries	15,670	16,510	14,290	14,632	12,731
Other income	3,299	4,780	8	9	64
Total revenues	68,429	68,798	62,978	63,837	48,790
Expenses:					
Rental operations	12,880	13,115	10,594	11,029	9,547
Real estate taxes	5,543	5,916	5,968	5,681	4,536
Total operating expenses	18,423	19,031	16,562	16,710	14,083
Consolidated net operating income	$ 50,006	$ 49,767	$ 46,416	$ 47,127	$ 34,707
Operating margin (2) (4)	71.7%	70.3%	73.7%	73.8%	71.1%
Operating expense recovery (3) (4)	85.1%	86.8%	86.3%	87.6%	90.4%

(1) For a definition and discussion of net operating income, see page 33.
(2) Operating margin is calculated as ((rental revenue + tenant recovery revenue - rental operations - real estate taxes) / (rental revenue + tenant recovery revenue)).
(3) Operating expense recovery is calculated as (tenant recovery revenue / (rental operations + real estate taxes)).
(4) Includes historical activity for disposed properties, except in the period disposed.

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INTEREST COVERAGE RATIOS (1) JUNE 30, 2007
(In thousands, except ratios)
Three Months Ended 6/30/07 3/31/07 12/31/06 9/30/06 6/30/06 Including capitalized interest:
Adjusted EBITDA $46,316 $45,221 $42,345 $43,295 $31,501
Interest expense:
Interest expense 7,117 6,852 10,288 13,346 9,253
Interest expense — unconsolidated partnerships 579 50 50 50 50
Capitalized interest 13,480 12,260 6,329 714 335
Amortization of deferred loan costs (900) (393) (966) (603) (379)
Amortization of fair value of debt acquired 231 206 619 618 615
Amortization of capitalized interest 11 11 11 11 11
Total interest expense $20,518 $18,986 $16,331 $14,136 $ 9,885
Interest coverage ratio 2.3 2.4 2.6 3.1 3.2
Excluding capitalized interest:
Adjusted EBITDA $46,316 $45,221 $42,345 $43,295 $31,501
Interest expense:
Interest expense 7,117 6,852 10,288 13,346 9,253
Interest expense — unconsolidated partnerships 579 50 50 50 50
Amortization of deferred loan costs (900) (393) (966) (603) (379)
Amortization of fair value of debt acquired 231 206 619 618 615
Total interest expense $ 7,027 $ 6,715 $ 9,991 $13,411 $ 9,539
Interest coverage ratio 6.6 6.7 4.2 3.2 3.3
(1) For a discussion of coverage ratios, see page 33.

FIXED CHARGE COVERAGE RATIOS (1) JUNE 30, 2007
(In thousands, except ratios)
Three Months Ended 6/30/07 3/31/07 12/31/06 9/30/06 6/30/06 Including capitalized interest:
Adjusted EBITDA $46,316 $45,221 $42,345 $43,295 $31,501
Fixed charges:
Interest expense 7,117 6,852 10,288 13,346 9,253
Interest expense — unconsolidated partnerships 579 50 50 50 50
Capitalized interest 13,480 12,260 6,329 714 335
Amortization of capitalized interest 11 11 11 11 11
Amortization of deferred loan costs (900) (393) (966) (603) (379)
Amortization of fair value of debt acquired 231 206 619 618 615
Principal payments 1,507 1,512 1,411 1,378 1,359
Principal payments — unconsolidated partnerships 6 6 6 6 6
Preferred dividends 4,194 4,194 — — — Total fixed charges $26,225 $24,698 $17,748 $15,520 $11,250
Fixed charge coverage ratio 1.8 1.8 2.4 2.8 2.8
Excluding capitalized interest:
Adjusted EBITDA $46,316 $45,221 $42,345 $43,295 $31,501
Fixed charges:
Interest expense 7,117 6,852 10,288 13,346 9,253
Interest expense — unconsolidated partnerships 579 50 50 50 50
Amortization of deferred loan costs (900) (393) (966) (603) (379)
Amortization of fair value of debt acquired 231 206 619 618 615
Principal payments 1,507 1,512 1,411 1,378 1,359
Principal payments — unconsolidated partnerships 6 6 6 6 6
Preferred dividends 4,194 4,194 — — — Total fixed charges $12,734 $12,427 $11,408 $14,795 $10,904
Fixed charge coverage ratio 3.6 3.6 3.7 2.9 2.9
(1) For a discussion of coverage ratios, see page 33.

BIOMED REALTY TRUST, INC.
Providing Real Estate to the Life Science Industry™

DEBT SUMMARY
JUNE 30, 2007

(Dollars in thousands)

Consolidated debt:	Stated Rate	Effective Rate	Principal Balance	Unamortized Premium	Carrying Value	Maturity Date
Mortgage notes payable:						
Ardentech Court	7.25%	5.06%	$ 4,612	$ 426	$ 5,038	07/12
Bayshore Boulevard	4.55%	4.55%	15,535	—	15,535	01/10
Bridgeview Technology Park I	8.07%	5.04%	11,566	1,151	12,717	01/11
Eisenhower Road	5.80%	4.63%	2,134	22	2,156	05/08
Elliott Avenue	7.38%	4.63%	15,752	172	15,924	11/07
40 Erie Street	7.34%	4.90%	18,160	453	18,613	08/08
500 Kendall Street (Kendall D)	6.38%	5.45%	70,212	4,712	74,924	12/18
Lucent Drive	5.50%	5.50%	5,639	—	5,639	01/15
Monte Villa Parkway	4.55%	4.55%	9,457	—	9,457	01/10
6828 Nancy Ridge Drive	7.15%	5.38%	6,829	563	7,392	09/12
Road to the Cure	6.70%	5.78%	15,535	752	16,287	01/14
Science Center Drive	7.65%	5.04%	11,372	1,090	12,462	07/11
Shady Grove Road	5.97%	5.97%	147,000	—	147,000	09/16
Sidney Street	7.23%	5.11%	30,366	2,650	33,016	06/12
9885 Towne Centre Drive	4.55%	4.55%	21,601	—	21,601	01/10
900 Uniqema Boulevard	8.61%	5.61%	1,580	181	1,761	05/15
Total / weighted average on fixed rate mortgages	6.27%	5.43%	387,350	12,172	399,522	
Fixed rate debt:						
$175 million unsecured exchangeable notes	4.50%	4.50%	175,000	—	175,000	10/26
Total / weighted average fixed rate debt	5.72%	5.14%	562,350	12,172	574,522	
Variable rate debt:						
$250 million secured term loan	6.41%	6.41%	250,000	—	250,000	05/10
$500 million unsecured line of credit	6.52%	6.52%	132,150	—	132,150	06/09
$550 million secured construction loan	6.55%	6.55%	356,071	—	356,071	11/09
Total / weighted average variable rate debt	6.50%	6.50%	738,221	—	738,221	
Total / weighted average consolidated debt	6.16%	5.91%	$ 1,300,571	$ 12,172	$ 1,312,743	
Share of unconsolidated partnership debt:						
PREI $550 million secured loan (20%) (variable)	6.17%	6.17%	$ 88,125	—	$ 88,125	04/08
McKellar Court (21%) (fixed)	8.56%	4.63%	2,217	—	2,217	01/10
Total / weighted average share of unconsolidated partnership debt	6.23%	6.13%	$ 90,342	—	$ 90,342	
Total / weighted average consolidated and share of unconsolidated partnership debt	6.17%	5.93%	$ 1,390,913	$ 12,172	$ 1,403,085	

16

BioMed Realty Trust, Inc.
Providing Real Estate to the Life Science Industry™

DEBT MATURITIES
JUNE 30, 2007

(Dollars in thousands)

Weighted average debt maturity is 6.1 years and 5.8 years for consolidated and unconsolidated debt, respectively.

	2007	2008	2009	2010	2011	Thereafter	Total
Consolidated debt:							
Fixed rate debt:							
Fixed rate mortgages	$ 18,556	$ 24,455	$ 5,026	$ 47,445	$ 26,220	$ 265,648	$ 387,350
$175 million unsecured exchangeable notes	—	—	—	—	—	175,000	175,000
Total fixed rate debt	18,556	24,455	5,026	47,445	26,220	440,648	562,350
Variable rate debt:							
$250 million secured term loan	—	—	—	250,000	—	—	250,000
$500 million unsecured line of credit	—	—	132,150	—	—	—	132,150
$550 million secured construction loan	—	—	356,071	—	—	—	356,071
Total variable rate debt	—	—	488,221	250,000	—	—	738,221
Total consolidated debt	$ 18,556	$ 24,455	$ 493,247	$ 297,445	$ 26,220	$ 440,648	$1,300,571
Share of unconsolidated partnership debt:							
PREI $550 million secured loan (20%) (variable)	$ —	$ 88,125	$ —	$ —	$ —	$ —	$ 88,125
McKellar Court (21%) (fixed)	14	29	32	2,142	—	—	2,217
Share of total unconsolidated partnership debt	$ 14	$ 88,154	$ 32	$ 2,142	$ —	$ —	$ 90,342
Total consolidated and share of unconsolidated partnership debt	$ 18,570	$ 112,609	$ 493,279	$ 299,587	$ 26,220	$ 440,648	$1,390,913

Total consolidated debt	6/30/07	3/31/07	12/31/06	9/30/06	6/30/06
Fixed rate debt / Total debt	43.8%	47.5%	43.1%	69.3%	34.7%
Adjusted fixed rate debt / Total debt (1)	89.9%	94.8%	83.0%	100.0%	70.1%
Total consolidated and share of unconsolidated partnership debt					
Fixed rate debt / Total debt	40.9%	47.6%	43.2%	69.4%	34.9%
Adjusted fixed rate debt / Total debt (1)	84.3%	94.8%	83.0%	100.0%	70.2%

(1) Includes the effect of interest rate swap agreements.

17

BMR BioMed Realty Trust, Inc.
Providing Real Estate to the Life Science Industry™

COMMON AND PREFERRED STOCK DATA
JUNE 30, 2007
(Shares in thousands)

SUMMARY OF COMMON SHARES

	Three Months Ended		Six Months Ended	
	6/30/07	3/31/07	6/30/07	6/30/06
Weighted average shares outstanding	65,299	65,152	65,295	48,895
Weighted average OP and LTIP units outstanding	2,917	2,864	2,916	2,864
Dilutive effect of restricted stock	54	203	48	180
Dilutive effect of stock warrant	—	—	—	124
Diluted shares - EPS and FFO	68,270	68,219	68,259	52,063

STOCK DATA

	Three Months Ended			
	6/30/07	3/31/07	12/31/06	9/30/06
High price	$ 29.94	$ 31.20	$ 32.41	$ 31.99
Low price	$ 24.13	$ 25.59	$ 27.71	$ 28.28
Average closing price	$ 27.59	$ 28.52	$ 30.19	$ 30.30
Closing price	$ 25.12	$ 26.30	$ 28.60	$ 30.34
Dividends per share - annualized	$ 1.24	$ 1.24	$ 1.16	$ 1.16
Closing dividend yield - annualized	4.9%	4.7%	4.1%	3.8%
Closing common shares, LTIP and OP units outstanding	68,759	68,739	68,440	68,357
Preferred shares outstanding	9,200	9,200	—	—

DIVIDENDS PER SHARE

	6/30/07	3/31/07	12/31/06	9/30/06
Common Stock - BMR				
Amount	$ 0.31	$ 0.31	$ 0.29	$ 0.29
Declared	June 15, 2007	March 15, 2007	December 13, 2006	September 14, 2006
Record	June 29, 2007	March 30, 2007	December 29, 2006	September 29, 2006
Paid	July 16, 2007	April 16, 2007	January 16, 2007	October 16, 2006
Preferred Stock - BMRPrA				
Amount	$ 0.45582	$ 0.45582	—	—
Declared	June 15, 2007	March 15, 2007	—	—
Record	June 29, 2007	March 30, 2007	—	—
Paid	July 16, 2007	April 16, 2007	—	—

18

BioMed Realty Trust, Inc.
Providing Real Estate to the Life Science Industry™

PORTFOLIO SUMMARY
JUNE 30, 2007

Weighted average remaining lease term is 7.8 years.

Market	Properties	Rentable Square Feet	Percent of Total Rentable Sq Ft	Annualized Base Rent Current (1) (in thousands)	Percent of Annualized Base Rent Current	Annualized Base Rent per Leased Sq Ft Current	Annualized Base Rent at Expiration (in thousands)	Percent of Annualized Base Rent at Expiration	Annualized Base Rent per Leased Sq Ft at Expiration
Boston	12	1,297,166	15.4%	$ 48,797	24.7%	$ 33.72	$ 64,240	25.6%	$ 44.39
San Francisco	10	2,460,417	29.0%	26,474	13.4%	20.95	31,997	12.7%	25.32
San Diego	14	875,375	10.3%	21,672	11.0%	27.63	29,928	11.9%	38.16
New York / New Jersey	3	873,369	10.3%	15,264	7.7%	20.25	16,793	6.7%	22.27
Pennsylvania	7	778,251	9.2%	14,533	7.4%	20.73	15,172	6.0%	21.64
Seattle	4	253,329	3.0%	5,517	2.8%	36.17	6,395	2.5%	41.93
Maryland	5	1,144,968	13.5%	44,252	22.4%	38.65	62,822	25.0%	54.87
University Related - Other	3	249,507	2.9%	7,216	3.7%	22.32	9,802	3.9%	30.32
Total / weighted average	58	7,932,382	93.6%	$ 183,725	93.1%	$ 23.16	$ 237,149	94.3%	$ 36.09
Unconsolidated partnership properties (2)	10	542,014	6.4%	13,516	6.9%	11.81	14,145	5.5%	12.35
Total portfolio	68	8,474,396	100.0%	$ 197,241	100.0%	$ 34.97	$ 251,294	99.8%	$ 48.44

(1) Current annualized base rent is the monthly contractual rent as of June 30, 2007, or if rent has not yet commenced, the first monthy rent payment due, multiplied by 12 months.

(2) Consists of 72,863 rentable square feet of McKellar Court (21%) and 469,151 rentable square feet of PREI joint venture properties (20%).

19

PROPERTY LISTING — CONSOLIDATED PORTFOLIO
JUNE 30, 2007
Rentable Percent of Leased Property Square Rentable Square Percent Leased
Property Acquisition Date Status (1) Buildings Feet Sq Ft Feet 6/30/07 3/31/07 Boston
1 Albany Street May 31, 2005 Stabilized 2 75,003 0.9% 75,003 100.0% 100.0% 2 Center for Life Science¦Boston November 17, 2006 CIP — — — — — — 3 Charles Street (2) April 7, 2006 Stabilized 1 47,912 0.6% 47,912 100.0% 100.0% 4 Coolidge Avenue April 5, 2005 Stabilized 1 37,400 0.5% 37,400 100.0% 100.0% 5 21 Erie Street May 31, 2005 Stabilized 1 48,627 0.6% 48,627 100.0% 100.0% 6 40 Erie Street May 31, 2005 Stabilized 1 100,854 1.3% 100,854 100.0% 100.0% 7 47 Erie Street Parking Structure May 31, 2005 Stabilized 1 447 Stalls n/a 447 Stalls n/a n/a 8 Fresh Pond Research Park April 5, 2005 Lease Up 6 90,702 1.1% 71,376 78.7% 100.0% 9 675 W. Kendall Street (Kendall A) May 31, 2005 Stabilized 1 302,919 3.8% 293,011 96.7% 96.7% 10 500 Kendall Street (Kendall D) May 31, 2005 Stabilized 1 349,325 4.4% 344,097 98.5% 98.5% 11 Sidney Street May 31, 2005 Stabilized 1 191,904 2.4% 191,904 100.0% 100.0% 12 Vassar Street May 31, 2005 Stabilized 1 52,520 0.7% 52,520 100.0% 100.0% Total Boston 17 1,297,166 16.3% 1,262,704 97.3% 98.8% San Francisco
13 Ardentech Court (2) November 18, 2004 Rep / Redev 1 55,588 0.7% 55,588 100.0% 100.0% 14 Ardenwood Venture (3) June 14, 2006 Stabilized 1 72,500 0.9% 72,500 100.0% 100.0% 15 Bayshore Boulevard August 17, 2004 Stabilized 1 183,344 2.3% 183,344 100.0% 100.0% 16 Bridgeview Technology Park I (2) September 10, 2004 Lease Up 2 212,673 2.7% 136,324 64.1% 64.1% 17 Bridgeview Technology Park II March 16, 2005 Stabilized 1 50,400 0.6% 50,400 100.0% 100.0% 18 Dumbarton Circle May 27, 2005 Stabilized 3 44,000 0.6% 44,000 100.0% 100.0% 19 Eccles Avenue (2) December 1, 2005 Stabilized 1 152,145 1.9% 152,145 100.0% 100.0% 20 Industrial Road August 17, 2004 Lease Up 1 169,490 2.1% 149,367 88.1% 88.1% 21 Kaiser Drive (2) August 25, 2005 Lease Up 1 87,953 1.1% — — — 22 Pacific Research Center (2) July 11, 2006 Rep / Redev 10 1,432,324 18.1% 420,253 29.3% 29.3% Total San Francisco 22 2,460,417 31.0% 1,263,921 51.4% 51.4% San Diego
23 Balboa Avenue August 13, 2004 Stabilized 1 35,344 0.4% 35,344 100.0% 100.0% 24 Bernardo Center Drive August 13, 2004 Rep / Redev 1 61,286 0.8% 61,286 100.0% 100.0% 25 Faraday Avenue September 19, 2005 Stabilized 1 28,704 0.4% 28,704 100.0% 100.0% 26 John Hopkins Court August 16, 2006 Lease Up 1 69,946 0.9% — — — 27 6828 Nancy Ridge Drive April 21, 2005 Stabilized 1 42,138 0.5% 42,138 100.0% 100.0% 28 6114-6154 Nancy Ridge Drive May 2, 2007 Stabilized 3 112,000 1.4% 112,000 100.0% n/a 29 Road to the Cure December 14, 2006 Lease Up 1 64,800 0.8% 18,000 27.8% 27.8%
30 San Diego Science Center October 21, 2004 Lease Up 1 105,364 1.3% 58,201 55.2% 52.4% 31 Science Center Drive September 24, 2004 Stabilized 1 53,740 0.7% 53,740 100.0% 100.0% 32 Sorrento Valley Boulevard December 7, 2006 Stabilized 1 54,924 0.7% 54,924 100.0% 100.0% 33 Torreyana Road March 22, 2007 Stabilized 1 81,204 1.0% 81,204 100.0% 100.0% 34 9865 Towne Centre Drive April 10, 2007 CIP — — — — — n/a 35 9885 Towne Centre Drive August 12, 2004 Stabilized 3 115,870 1.5% 115,870 100.0% 100.0% 36 Waples Street (4) March 1, 2005 Stabilized 1 50,055 0.6% 50,055 100.0% 100.0% Total San Diego 17 875,375 11.0% 711,466 81.3% 78.1%

REPOSITIONING AND REDEVELOPMENT
JUNE 30, 2007
(Dollars in thousands)
Estimated Estimated Total Property Investment Total Percent Completion Property Market Square Feet to Date Investment Leased Date (1)
Ardentech Court San Francisco 55,588 $ 11,800 $16,900 100.0% Q4 2007 Bernardo Center Drive (2) San Diego 61,286 19,600 25,600 100.0% Q4 2007 Elliott Avenue (3) Seattle 134,989 54,700 70,900 47.3% Q4 2008 Pacific Research Center (4) San Francisco 1,432,324 227,800 TBD 29.3% TBD 217th Place Seattle 67,340 15,100 28,100 56.0% Q1 2008 Total / weighted average 1,751,527 $329,000 TBD 37.8% Potential Redevelopment Square Feet
Stabilized properties 200,057
Lease up properties 554,497
Total 754,554
(1) Management’s estimate of the time in which core shell structure improvements will be completed. Revenue recognition subject to leasing and completion of tenant improvements. (2) Includes 51,980 square feet leased to our operating partnership. No revenue is expected to be recognized with respect to this related party lease.
(3) We anticipate that the property will be vacant upon remaining lease expiration in Q1 2008. (4) We anticipate that the property will be vacant upon remaining lease expiration in Q3 2007.

DEVELOPMENT AND LAND PARCELS
JUNE 30, 2007
(Dollars in thousands)
CONSTRUCTION IN PROGRESS: Estimated Estimated Estimated Investment Total Percent Completion Property Market Square Feet to Date Investment Pre-leased Date (1)
Center for Life Science¦Boston Boston 703,000 $586,000 $730,000 80.1% Q1 2008 Fairview Avenue Seattle 94,000 11,000 50,000 — Q2 2008 Landmark at Eastview New York / New Jersey 360,000 13,000 145,000 53.8% Q3 2008 9865 Towne Centre Drive San Diego 84,000 11,000 34,500 100.0% Q4 2008 Total 1,241,000 $621,000 $959,500 67.8% LAND DEVELOPMENT PARCELS: Estimated Developable Property Market Square Feet
Eccles Avenue San Francisco 108,000
Fresh Pond Research Park Boston 50,000
Landmark at Eastview New York / New Jersey 104,000
Pacific Research Center San Francisco 400,000
Shady Grove Road Maryland 500,000
217th Place Seattle 40,000
Total 1,202,000
(1) Management’s estimate of the time in which core shell structure improvements will be completed. Revenue recognition subject to lease commencement and completion of tenant improvements.

PROPERTY LISTING — UNCONSOLIDATED PARTNERSHIPS
JUNE 30, 2007
(Dollars in thousands)
Leased Property Square Square Percent Leased Property Acquisition Date Status (1) Buildings Feet (2) Feet 6/30/07 3/31/07 Market McKellar Court (3)
1 McKellar Court September 30, 2004 Stabilized 1 72,863 72,863 100.0% 100.0% San Diego PREI (4)
2 320 Bent Street April 4, 2007 Stabilized 1 184,445 184,445 100.0% n/a Boston 3 301 Binney Street April 4, 2007 CIP — 420,000 — — (5) n/a Boston 4 301 Binney Garage April 4, 2007 CIP 1 503 Stalls — n/a n/a Boston 5 650 E. Kendall Street (Kendall B) April 4, 2007 Land — 266,000 — — n/a Boston 6 350 E. Kendall Street Garage (Kendall F) April 4, 2007 Stabilized 1 1,409 Stalls 1,409 Stalls n/a n/a Boston 7 Kendall Crossing Apartments April 4, 2007 Stabilized 1 37 Apts. 37 Apts. n/a n/a Boston 8 350-360 Third Street (Kendall E-1) April 4, 2007 Lease Up 1 25,000 — — n/a Boston 9 Holcombe Street April 4, 2007 Land — — — — n/a University/Other 10 Science Park at Yale April 4, 2007 Lease Up 1 259,706 73,779 28.4% n/a University/Other Total / weighted average 7 1,228,014 331,087 27.0% 100.0% McKellar Court PREI Total
Total assets $16,684 $545,218 $561,902
Total debt 10,555 440,625 451,180
BioMed’s pro rata share of debt 2,217 88,125 90,342
BioMed’s net investment in unconsolidated partnerships $ 2,456 $ 17,969 $ 20,425
BioMed ownership percentage 21% 20%
(1) For a definition of Property Status, see page 34. (2) Estimates for purposes of construction in progress and land parcels. (3) We own a general partnership interest in the limited partnership that owns this property, which entitiles us to 75% of the gains upon a sale of the property and 21% of the operating cash flows. (4) We own 20% of the limited liability companies that own these properties. (5) This property is 26.8% preleased.

LEASE EXPIRATIONS
JUNE 30, 2007
Percent of Total Annualized Annualized Rentable Rentable Percent of Base Rent Percent of Base Rent Square Feet Sq Ft Annualized Annualized per Leased Annualized Annualized &n bsp; per Leased of Expiring of Expiring Base Rent Base Rent Sq Ft Base Rent Base Rent ; Sq Ft Expiration Leases Leases Current (1) Current Current at Expiration at Expiration& nbsp; at Expiration (in thousands) (in thousands)
Month-to-month 13,980 0.2% $ 431 0.2% $30.81 $ 431 0.2% $30.81
Third quarter 2007 505,225 7.7% 7,588 3.8% 15.02 7,588 3.2% 15.02
Fourth quarter 2007 43,019 0.7% 896 0.5% 20.84 906 0.4% 21.06
2007 562,224 8.6% 8,915 4.5% 15.86 8,925 3.8% 15.87
2008 535,124 8.1% 12,179 6.1% 22.76 12,375 5.1% 23.13
2009 365,754 5.6% 8,525 4.3% 23.31 8,706 3.7% 23.80
2010 956,100 14.5% 23,553 11.9% 24.63 23,824 10.0% 24.92
2011 388,733 5.9% 10,589 5.4% 27.24 11,513 4.9% 29.62
2012 280,448 4.3% 7,242 3.7% 25.82 8,592 3.6% 30.64
2013 291,514 4.4% 6,093 3.1% 20.90 7,071 3.0% 24.26
2014 188,384 2.9% 3,824 1.9% 20.30 4,915 2.1% 26.09
2015 77,166 1.2% 2,436 1.2% 31.57 2,538 1.1% 32.88
2016 582,944 8.9% 21,422 10.9% 36.75 24,679 10.4% 42.33
Thereafter 2,342,788 35.6% 92,464 47.0% 39.47 124,014 52.3% 52.93
Total / weighted average 6,571,179 100.0% $197,242 100.0% $30.02 $237,152 100.0% $36.09
(1) Current annualized base rent is the monthly contractual rent as of June 30, 2007, or if rent has not yet commenced, the first monthy rent payment due, multiplied by 12 months.

EXPIRATIONS BY MARKET
JUNE 30, 2007
Rentable Square Feet of Expiring Leases Expiration Boston San Francisco San Diego NY/NJ Pennsylvania Seattle Maryland University/Other Total
2007 — 492,753 24,220 11,253 — — — 33,998 562,224
2008 49,009 180,114 130,775 6,319 105,071 63,836 — — 535,124
2009 41,532 17,933 70,419 204,306 19,812 — — 11,752 365,754
2010 347,647 — 19,389 224,577 364,487 — — — 956,100
2011 99,095 71,308 80,083 16,454 104,364 — — 17,429 388,733
2012 20,608 69,450 41,636 135,880 12,874 — — — 280,448
2013 — 128,984 17,707 71,399 11,643 — 51,181 10,600 291,514
2014 28,019 66,002 72,863 — — — — 21,500 188,384
2015 — — 53,740 12,133 11,293 — — — 77,166
2016 152,520 79,917 — — 71,500 51,000 — 228,007 582,944
Thereafter 708,719 157,460 273,497 71,626 — 37,699 1,093,787 — 2,342,788
Total 1,447,149 1,263,921 784,329 753,947 701,044 152,535 1,144,968 323,286 6,571,179

10 LARGEST TENANTS
JUNE 30, 2007
As of June 30, 2007, our properties were leased to 114 tenants.
Annualized Percent of Percent of Base Rent Annualized Leased Leased Sq Ft Annualized per Leased Base Rent Lease Square Total Base Rent Sq Ft Current Expiration Tenant Feet Portfolio Current (1) Current Total Portfolio Date(s) (In thousands)
1 Human Genome Sciences, Inc. 924,970 10.9% $ 40,290 $43.56 20.4% May 2026 2 Vertex Pharmaceuticals Incorporated 685,286 8.1% 25,885 37.77 13.1% Multiple (2)
3 Genzyme Corporation 343,000 4.0% 15,440 45.01 7.8% May 2026 4 Centocor, Inc. (Johnson & Johnson) 331,398 3.9% 7,710 23.26 3.9% March 2010 5 Schering-Plough Corporation (3) 136,067 1.6% 7,609 55.92 3.9% August 2016 6 Array BioPharma Inc. 228,007 2.7% 6,668 29.24 3.4% Multiple (4)
7 Sun Microsystems, Inc. 420,253 5.0% 5,446 12.96 2.8% August 2007 8 Arena Pharmaceuticals, Inc. 112,000 1.3% 4,513 40.30 2.3% May 2027 9 Regeneron Pharmaceuticals, Inc. 230,911 2.7% 4,355 18.86 2.2% Multiple (5)
10 Illumina, Inc. 109,270 1.3% 4,057 37.12 2.1% October 2023 Total / weighted average (6) 3,521,162 41.5% $121,973 $34.64 61.9%
(1) Based on current annualized base rent. Current annualized base rent is the monthly contractual rent as of June 30, 2007, or if rent has not yet commenced, the first monthly rent payment due, multiplied by 12 months. (2) 81,204 square feet expires September 2008, 41,532 square feet expires March 2009, 191,904 square feet expires August 2010, 59,322 square feet expires December 2010, 20,608 square feet expires May 2012, and 290,716 square feet expires April 2018. (3) We own 20% of the limited liability company that owns the property that this tenant occupies. (4) 149,984 square feet expires July 2016 and 78,023 square feet expires August 2016. (5) 203,890 square feet expires March 2009, which will be replaced with a 15-year 194,000 square foot lease at the new buildings to be constructed at the Landmark at Eastview property, and 27,021 square feet expires in March 2024. (6) Without regard to any early lease terminations and/or renewal options.

SAME PROPERTY ANALYSIS
JUNE 30, 2007
(Dollars in thousands)
Three Months Ended 6/30/07 6/30/06 Percent Change
Total Same Property Portfolio (1)
Number of properties 40 40
Rentable square feet 4,672,338 4,672,338
Percent of total portfolio 55.1% 81.1% Percent leased 89.7% 90.3% Revenues:
Rental $ 31,243 $ 31,038 0.7% Tenant recoveries 12,548 12,502 0.4% Total revenues 43,791 43,540 0.6% Expenses:
Rental operations 10,441 9,606 8.7% Real estate taxes 3,924 4,347 (9.7%) Total expenses 14,365 13,953 3.0% Net operating income (2) $ 29,426 $ 29,587 (0.5%) Same property net operating income (2) $ 29,426 $ 29,587 (0.5%)
Less straight line rents, fair value and incentive revenue (2,223) (1,997) 11.3% Same property net operating income — cash basis (2) (3) $ 27,203 $ 27,590 (1.4%) Rental revenue — cash basis (3) $ 29,020 $ 29,041 (0.1%) Same property net operating income (2) $ 29,426 $ 29,587 (0.5%)
Plus other income 2,885 61 — Same property net operating income — including non-recurring items $ 32,311 $ 29,648 9.0%
(1) The same property portfolio includes properties that have been in operation throughout the full quarter in both the current year and the prior year.
(2) For a definition and discussion of net operating income, see page 33. For a quantitative reconciliation of net operating income to net income in accordance with GAAP, see page 13. (3) Represents increase in rents on a “cash on cash” basis.

ACQUISITIONS JUNE 30, 2007
Rentable Number of Square Acquisitions since August 11, 2004: Properties Feet (1) Investment (In thousands)
2004 acquisitions 17 2,626,875 $ 533,434
2005 acquisitions 23 2,121,421 715,159
2006 acquisitions 16 3,099,826 1,309,600
2007 — first quarter 1 81,204 33,000
2007 — second quarter 11 632,332 571,800
Acquisitions total 2007 12 713,536 604,800
Acquisitions since August 11, 2004 68 8,561,658 $3,162,993
Acquisitions detail for 2007: Rentable Percent Square Leased at Property Market Closing Date Feet (1) Investment Acquisition
(In thousands) First Quarter 2007
Torreyana Road San Diego March 22, 2007 81,204 $ 33,000 100.0% First quarter total 81,204 $ 33,000 100.0% Second Quarter 2007
PREI joint ventures (2) Multiple April 4, 2007 469,151 $ 506,700 55.0% 6114-6154 Nancy Ridge Drive (3) San Diego May 2, 2007 112,000 50,100 100.0% 9920 Belward Campus Drive Maryland May 8, 2007 51,181 15,000 100.0% Second quarter total 632,332 $ 571,800 66.6% Acquisitions total 2007 713,536 $ 604,800 70.4%
(1) Rentable square feet at the time of acquisition.
(2) Our investment was approximately $18.5 million in these unconsolidated partnerships, of which we own 20%. (3) Our investment includes a $12.1 million option to acquire an additional building.

DISPOSITIONS AND PROPERTIES HELD FOR SALE
JUNE 30, 2007
(Dollars in thousands)
2007 Dispositions: Rentable Disposition Percent Square Gross Gain Property Market Acquisition Date Date Leased Feet Proceeds (1) On Sale
Colorow Drive University/Other December 22, 2005 May 30, 2007 100.0% 93,650 $20,000 $1,088
2007 Total 100.0% 93,650 $20,000 $1,088
Held for sale at June 30, 2007: Rentable Percent Square Property Market Acquisition Date Leased Feet
Holcombe Street (2) University/Other April 4, 2007 n/a — Science Park at Yale (2) University/Other April 4, 2007 28.4% 259,706
350-360 Third St. (Kendall E-1) (2) (3) Boston April 4, 2007 — 25,000
Total 25.9% 284,706
(1) Excluding closing costs. (2) We own 20% of the limited liability company that owns these properties. (3) Property was sold on August 2, 2007 for approximately $15.6 million excluding closing costs.

LEASING ACTIVITY (1) JUNE 30, 2007
Current Leased Annualized Square Base Rent per Feet Leased Sq Ft
Leased Square Feet as of December 31, 2006 6,280,648 $29.31
Acquisitions 81,204 26.25
Leased Square Feet including acquisitions 6,361,852
Expirations (274,040) 23.00
Renewals, amendments, and extensions 220,560 19.75
New leases 19,605 21.23
Terminations (71,153) 42.62
Leased Square Feet as of March 31, 2007 6,256,824 $29.19
Acquisitions 421,405 25.00
Dispositions (93,650) 20.29
Leased Square Feet including acquisitions 6,584,579
Expirations (169,540) 27.36
Renewals, amendments, and extensions 88,928 26.48
New leases 122,800 (2) 30.17 (2)
Terminations (55,588) 19.35
Leased Square Feet as of June 30, 2007 6,571,179 $30.02
(1) Leasing activity for leases signed during the periods presented, which may be different than the period of actual occupancy. (2) Includes 51,980 square feet leased to our operating partnership, but excludes rents to the related party.

TENANT IMPROVEMENTS AND LEASING COMMISSIONS
JUNE 30, 2007
Three Months Ended 6/30/07 3/31/07 12/31/06 9/30/06 6/30/06
Renewals, Amendments, and Extensions (1)
Number of renewals 2 4 5 2 1
Square feet 88,928 220,560 233,344 44,422 3,200
Tenant improvement costs per square foot (2) $ — $ 0.62 $ 2.89 $ 1.31 $— Leasing commission costs per square foot (2) — 5.75 — 2.14 0.58
Total tenant improvement and leasing commission costs psf $ — $ 6.37 $ 2.89 $ 3.45 $ 0.58
New Leases (3)
Number of leases 5 7 8 8 11
Square feet 122,800 19,605 109,352 71,573 158,003
Tenant improvement costs per square foot (2) $ 58.87 $ 1.31 $ 81.11 $ 9.12 $ 24.78
Leasing commission costs per square foot (2) 14.26 0.59 12.63 5.44 7.54
Total tenant improvement and leasing commission costs psf $ 73.13 $ 1.90 $ 93.74 $ 14.56 $ 32.32
Total (4)
Number of renewals/leases 7 11 13 10 12
Square feet 211,728 240,165 342,696 115,995 161,203
Tenant improvement costs per square foot (2) $ 34.14 $ 0.68 $ 27.85 $ 6.13 $ 24.29
Leasing commission costs per square foot (2) 8.27 5.33 4.03 4.17 7.40
Total tenant improvement and leasing commission costs psf $ 42.41 $ 6.01 $ 31.88 $ 10.30 $ 31.69
(1) Does not include retained tenants that have relocated to new space or expanded into new space. (2) Assumes all tenant improvements and leasing commissions are paid in the calendar year in which the lease commences, which may be different than the year in which they are actually paid. (3) Includes retained tenants that have relocated to new space or expanded into new space within our portfolio. (4) We have acquired several properties in the past which may make a period over period comparison less meaningful. For a list of acquisition dates, see pages 20, 21 and 24.

NON-GAAP FINANCIAL MEASURE DEFINITIONS
JUNE 30, 2007
This document includes certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. Our definition and calculation of non-GAAP financial measures may differ from those of other REITs, and therefore, may not be comparable. The non-GAAP measures should not be considered an alternative to net income as an indicator of our performance and should be considered only a supplement to cash flows from operating, investing or financing activities as a measure of liquidity, computed in accordance with GAAP. Funds from Operations (FFO) We present funds from operations, or FFO, because we consider it an important supplemental measure of our operating performance and believe it is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. FFO is intended to exclude GAAP historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate assets diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. Because FFO excludes depreciation and amortization unique to real estate, gains and losses from property dispositions and extraordinary items, it provides an operating performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities and interest costs, providing perspective not immediately apparent from net income. We compute FFO in accordance with standards established by the Board of Governors of the National Association of Real Estate Investment Trusts, or NAREIT, in its March 1995 White Paper (as amended in November 1999 and April 2002). As defined by NAREIT, FFO represents net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus real estate related depreciation and amortization (excluding amortization of loan origination costs) and after adjustments for unconsolidated partnerships and joint ventures. Our computation may differ from the methodology for calculating FFO utilized by other equity REITs and, accordingly, may not be comparable to such other REITs. Further, FFO does not represent amounts available for management’s discretionary use because of needed capital replacement or expansion, debt service obligations, or other commitments and uncertainties. FFO should not be considered as an alternative to net income (loss) (computed in accordance with GAAP) as an indicator of our financial performance or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to pay dividends or make distributions. Adjusted Funds from Operations (AFFO) We present adjusted funds from operations, or AFFO, as a supplemental operating measure because, when compared year over year, it assesses our ability to fund dividend and distribution requirements from our operating activities. We also believe that, as a widely recognized measure of the operations of REITs, AFFO will be used by investors as a basis to assess our ability to fund dividend payments in comparison to other REITs. We calculate AFFO by adding to FFO: (a) amounts received pursuant to master lease agreements on certain properties, which are not included in rental income for GAAP purposes, and (b) non-cash operating revenues and expenses. Other equity REITs may not calculate AFFO in a consistent manner. Accordingly, our AFFO may not be comparable to other equity REITs’ AFFO. AFFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our operations. Earnings before Interest, Taxes, Depreciation and Amortization (E BITDA) and Adjusted EBITDA EBITDA is defined as earnings before interest, taxes, depreciation and amortization. We calculate adjusted EBITDA by adding to EBITDA: (a) minority interests in our operating partnership and (b) dividends payable on our series A preferred stock. Management uses EBITDA and adjusted EBITDA as indicators of our ability to incur and service debt. In addition, we consider EBITDA and adjusted EBITDA to be appropriate supplemental measures of our performance because they eliminate depreciation and interest, which permits investors to view income from operations without the impact of non-cash depreciation or the cost of debt. However, because EBITDA and adjusted EBITDA are calculated before recurring cash charges including interest expense and taxes, and are not adjusted for capital expenditures or other recurring cash requirements of our business, their utility is limited. Coverage Ratios We present interest and fixed charge ratios as supplemental liquidity measures. Management uses these ratios as indicators of our financial flexibility to service current interest expense and debt amortization from current cash net operating income. In addition, we believe that these coverage ratios represent common metrics used by securities analysts, investors and other interested parties to evaluate our ability to service fixed cash payments. However, because these ratios are derived from adjusted EBITDA, their utility is limited by the same factors that limit the usefulness of adjusted EBITDA as a liquidity measure. Net Operating Income (NOI) We use net operating income, or NOI, as a performance measure and believe NOI provides useful information to investors regarding our financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level. We compute NOI by adding or subtracting certain items from net income, minority interest in the operating partnership, gains/losses from investment in unconsolidated partnerships, interest expense, interest income, depreciation and amortization, and general and administrative expenses. NOI presented by us may not be comparable to NOI reported by other REITs that define NOI differently. NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of liquidity or ability to make distributions.

PROPERTY DEFINITIONS
JUNE 30, 2007
Property Status Stabilized — Represents operating properties that are more than 90% leased Lease up — Represents operating properties that are less than 90% leased Repositioning and redevelopment, or Rep / Redev — Represents properties that we are currently preparing for their intended use, and accordingly are capitalizing interest and other costs as of the end of the quarter Construction in progress, or CIP — Represents properties that we are currently developing through ground up construction Land parcels, or Land — Represents estimates of the additional rentable square footage that we could put into service if management made the strategic election to pursue additional development